Exhibit 10.214

AMENDMENT NO. 1

Pursuant to Section 2.2.8 of that certain Standard Form of Agreement Between Owner and Construction Manager (A1A Document A121 CMc - 2003) by and between River Ventures, LLC (“Owner”) and Bovis Lend Lease, Inc. (“Construction Manager”) dated August 30, 2005 (“Contract”), the attached Guaranteed Maximum Price (“GMP”) dated April 28, 2005, with a GMP Update dated August 11, 2005, is hereby incorporated by reference into the Contract.

The signatures below confirm and approve the incorporation of this Amendment No. 1 into the Contract.

OWNER:	CONSTRUCTION MANAGER:

RIVER VENTURES, LLC	BOVIS LEND LEASE, INC.

By:	By:
Name:	Name:	Brad Eller
Title:	Title:	Senior Vice-President
Date:	Date:	November 10, 2005

Foundation GMP Update

PPD Headquarters Building

Wilmington, NC

August 11, 2005

PPD Corporate Headquarters

Foundation GMP Update

Wilmington, NC

Foundation GMP Update

Bovis Lend Lease is pleased to present the update to the Foundation GMP for the PPD Headquarters Building in Wilmington, NC. The update is based on our GMP submittal of April 28, 2005 and the additional clarifications presented in this document.

The revised GMP cost is $10,629,592 or $91.24/sf is based upon 116,506sf of Parking Deck. The cost difference between this GMP update and the April submission are the Pending Change Orders to date that we were requested to incorporate. These include increases for foundation redesign and rock excavation as well as deducts for dewatering, retaining walls, imported fill, and the subdrainage system. See the attached estimate and recap for further detail.

This update includes a deduct of $240,000 for the retaining wall allowance. That scope of work is in the Core and Shell GMP but the credit has been included within this foundation update to stay consistent with discussions at the jobsite. If this credit becomes part of the Foundation GMP, there will be no credit for it under the Core and Shell GMP.

Project Name:	PPD HEADQUARTERS BUILDING	Date: August 11, 2005
Location:	Wilmington, NC	S. F. Project Area:	116,506
	Foundation GMP Update	Project Number:	24401100
Estimate No	3

CSI DIVISION	DESCRIPTION		Current Projected Cost	COST/ SQFT	% of Total
02	Site Work		$4,417,947	$37.92	41.56%
03	Concrete		$4,350,720	$37.34	40.93%
04	Masonry		$0	$0.00	0.00%
05	Metals		$0	$0.00	0.00%
06	Woods & Plastics		$0	$0.00	0.00%
07	Thermal & Moisture Protection		$168,872	$1.45	1.59%
08	Doors and Windows		$0	$0.00	0.00%
09	Finishes		$0	$0.00	0.00%
10	Specialties		$0	$0.00	0.00%
11	Equipment		$0	$0.00	0.00%
12	Furnishings		$0	$0.00	0.00%
13	Special Construction		$0	$0.00	0.00%
14	Conveying		$0	$0.00	0.00%
15	Mechanical Systems		$124,720	$1 07	1.17%
16	Electrical Systems		$111,510	$0.96	1.05%
			$0	$0.00	0.00%

Total Direct Cost			$9,173,769	$78.74	86.30%

Subtotal			$9,173,769	$78.74	86.30%

General Conditions			$750,000	$6.44	7.06%

Design Fees- By Owner			$0	$0.00	0.00%
City Building Permit -Allowance			$66,000	$0.57	0.62%
Escalation		$0.00	$0	$0.00	0.00%
Project Contingency			$249,821	$2.14	2.35%
General Liability Insurance		1.230%	$130,744	$1.12	1.23%
Builder’s Risk Insurance-By Owner		0	$0	$0.00	0.00%

Subtotal			$10,370,334	$89.01	97.56%

Fee		2.500%	$259,258	$2.23	2.44%
Preconstruction		L.S	$0	$0.00	0.00%
Bond- Not Required		0.00%	$0	$0.00	0.00%
Total Building Construction Budget Amount			$10,629,592	$91.24	100.00%

PPD HEADQUARTERS BUILDING
Foundation GMP Update			8/10/2005

					Total
Item		Description	Takeoff Qty		Unit Cost		Amount
01 Foundation GMP

02000 SITEWORK & DEMOLITION

02160		Excav Support Systems
	—	Excavation sheeting system-Cape Fear	1.00	all	309,000.00	/all	309,000
		Excav Support Systems

							309,000

02220		Bulk Excavation
	—	Building Excavation-Cape Fear	1.00	sub	1,019,341.00	/sub	1,019,341
	—	Paving
	—	Fill at building-Cape Fear Paving	0.00	cy
	—	Laydown Area for Staging	1.00	ls	103,000.00	/ls	103,000
	—	Site Layout & Certification	1.00	ls	82,400.00	/ls	82,400
	—	Reduce amount of offsite fill	-1.00	ls	420,000.00	/ls	(420,000)
	—	Rock Excavation	1.00	cy	1.00	/cy	1
	—	Cape Fear Paving	4,200.00	cy	44.25	/cy	185,850
	—	East Coast Drilling	4,200.00	cy	29.10	/cy	122,220
	—	BLL Equipment and Labor	1.00	ls	22,000.00	/ls	22,000

		Bulk Excavation					1,114,812

02241		Dewatering
	ob02	Dewatering Allowance
	—	Reduce dewatering allowance
		Dewatering
		1.374 Labor Hours
		0.46 Equipment Hours

02280		Soil Treatment	76,910.00	sqft
	010	Soil Termite Treatment by Concrete Sub
		76.91 Labor Hours

02290		Foundation Redesign
	—	Stone fill	10,400.00	ton	24.75	/ton	257,400
	—	Lean Concrete	3,300.00	cy	134.45	/cy	443,685
	—	Concrete revisions to foundation	1.00	ls	921,560.00	/ls	921,560
	—	CMU at waterproofing	30,300.00	sf	19.30	/sf	584,790
	—	Waterproofing	106,000.00	sf	4.60	/sf	487,600

		Foundation Redesign					2,695,035

02580		Pavement Marking	0.00	Each
	—	Pavement Markings-Cape Fear Paving

02710		Sub Drainage
	ob10	Perimeter Drain 6” (delete)	1,440.00	lnft
		Includes trench, gravel & filter fabric.
	ob50	6” Under Slab Drain (delete)	5,225.00	lf
		Includes trench, gravel & filter fabric.
		Sub Drainage
		646.941 LaborHours
		168.625 Equipment hours

02838		Retaining Walls
		Reduce retaining walls allowance	-1.00	ls	240,000.00	/ls	(240,000)
		This is actually a Core and Shell item. Retaining Walls

							(240,000)

PPD HEADQUARTERS BUILDING
Foundation GMP Update			8/10/2005

					Total
Item		Description	Takeoff Qty		Unit Cost		Amount
		SITEWORK & DEMOLITION					4,417,947
		725,225 Labor hours
		169,083 Equipment hours

3000 CONCRETE

03050		Excavate for Concrete
	010	Wall Footing Excavation by Machine	1,686.00	cuyd
	020	Column Footing Excavation by Machine	2,057.00	cuyd
	030	Interior Backfill & Compact Footings	3,500.00	cuyd
	055	Fine Grade Mat Footings	10,723.00	sqft
	055	Fine Grade Wall Footings	11,785.00	sqft
	dew1	Dewater/Demuck Foundations	1.00	allo	36,050.00	/allo	36,050

		Excavate for Concrete					36,050
		3,729.664 Labor hours
		1,839.44 Equipment hours

03100		Concrete Forms & Access
	220	Wall Footing Forms (4 Use)	6,308.00	sqft
	255	Column Footing Forms (4 Use)	6,944.00	sqft
	527	Keyway In Footing	3,154.00	lnft
	626	Wall Forms to 20’ (4 Use)	34,996.00	sqft
	642	Const Joints/ Bulkheads @ Walls	151.00	lnft
	703	Edge Forms on Grade (6’) (3 use)	155.00	lnft
	733	SOG Bulkheads <12’	1,000.00	lnft
	736	Turn Down Slab Edge Form	155.00	lnft
	739	Screed Forms	74,924.00	sqft
	804	Column Forms (4 use)	10,268.00	sqft
	840	Column Forms - 42” dia. Tubes	80.00	loft
	903	Beam Forms (4 use)	31,469.00	sqft
	905	Beam Bottom Form - 3/4” Plywood	17,427.00	sqft
	920	Flat Slab Forms (4 use)	66,591.00	sqft
	926	Bulkhead Flat Slab Forms	402.00	lnft
	940	Elevated Edge Forms 8”	1,736.00	lnfl
	1120	Topping Screeds	66,591.00	sqft
		Concrete Forms & Access
		24,141.011 Labor hours

03200		Concrete Reinforcement
	010	Rebar Column Footings	116.00	ton
	010	Rebar Wall Footings	89.00	ton
	010	RebarSOG	5.00	ton
	010	Grade8oupcharge	15.00	ton
	010	Rebar Column	42.00	ton
	010	RebarWalls	61.00	ton
	010	Rebar Beams	229.00	ton
	010	Rebar Elevated Slab	50.00	ton
	028	Welded wire mesh-6x6 - w2.9 x w2.9 #6	82,587.00	sqft
		Concrete Reinforcement
		13,348.454 Labor hours

03300		Place Concrete
	015	Place Concrete Wall Footings	1,636.00	cuyd
	020	Place Concrete Column Footings	1,971.00	cuyd
	045	Place Concrete Wall	981.00	cuyd
	050	Gravel/stone Fill Under Slab	1,609.00	cuyd
	065	Fine Grade Slab-on-Grade Subgrade	75,079.00	sqft
	070	Place Concrete Slab On Grade	1,609.00	cuyd

PPD HEADQUARTERS BUILDING
Foundation GMP Update			8/10/2005

					Total
Item		Description	Takeoff Qty		Unit Cost		Amount
03300		Place Concrete
	080	Place Concrete Columns Rectangular	234.00	cuyd
	090	Place Concrete Beams	1,311.00	cuyd
	095	Place Concrete Flat Slab	1,139.00	cuyd
	115	Blow off/clean area to be poured	66,591.00	sqft
	175	Concrete Stairs Complete	78.00	each
	180	Place Concrete Steps On Grade Complete	12.00	each
	180	Metal Pan Stair Fill	32.00	each
		Place Concrete
		11,401.65 Labor hours
		272.32 Equipment hours

03310		CIP Conc (Isum unit cost)
		Cast in place Concrete Foundation	1.00	sub	4,314,670.00	/sub	4,314,670

		CIP Conc (Isum unit cost)					4,314,670

03345		Concrete Finishing
	901	Steel Trowel Finish SOG	75,079.00	sqft
	901	Steel Trowel Finish Elevated Slab	66,591.00	sqft
	904	Rub and Patch Concrete	100,000.00	sqft
	908	Cure Concrete (curing compound)	161,67000	nqft
		Concrete Finishing
		6,373.40 Labor hours

03365		Post-tensioned Concrete
	104	Furnish PT Cables w/Support Bars (per sqft)	66,591.00	sqft
	105	Install PT Cables w/Pocket Patching (S/C per sqft)	66,591.00	sqft

03380		Concrete Hoisting/Equip.
ob05		Concrete pump (per cuyd total)	8,881.00	cuyd
obO5		Crane Pads	2.00	each
obO5		Cranes	4.00	mnth
ob15		Concrete Equipment	8,881.00	cuyd
		shy Safety	1.00	ls
		Concrete Hoisting/Equip.
		8,887.00 Labor hours
		8,887.00 Equipment hours

03385		Concrete Mgmnt. & Lay-out
	10	Field Engineer	17.00	week
	20	Rodman	17.00	week
	30	Lay-out Crew (L&E)	17.00	week
	40	Concrete Foreman	17.00	week
	50	Assistant Project Manager	17.00	week
	60	Assistant Superintendent	17.00	week
		Concrete Mgmnt. & Lay-out
		4,760.00 Labor hours
		680.00 Equipment hours

03390		Ready-mix Concrete
40rg		5,000 psi regular weight Footings	3,607.00	cuyd
40rg		4,000 psi regular weight SOG	1,609.00	cuyd
40rg		4,000 psi regularweight Walls	981.00	cuyd
70rg		8,000 psi regular weight -Columns	234.00	cuyd
70rg		5,000 psi regular weight Elevated Slab	1,139.00	cuyd
add		Admixtures	8,881.00	cuyd

03395		Misc Concrete Access.
a005		Vapor Barrier 6 Mil Poly	75,079 00	sqft

PPD HEADQUARTERS BUILDING
Foundation GMP Update		8/10/2005

				Total
Item	Description	Takeoff Qty		Unit Cost		Amount
03395	Misc. Concrete Access.
a040	Waterstop - Rubber - 8”	2,914.00	lnft
a075	Expansion Joint 1/2 x 6’	4,000.00	lnft
	Misc. Concrete Access.
	561.163 Labor hours

	CONCRETE					4,350,720

	73,202.34 Labor hours
	11,678.76 Equipment hours

7000 MOISTURE PROTECTION

07100	Dampproof & Waterproof
	Waterproof Foundation Walls	1.00	SUB	168,872.00	/SUB	168,872

	Dampproof & Waterproof					168,872

	MOISTURE PROTECTION					168,872

15000 MECHANICAL

15400	Plumbing
—	Plumbing Systems Rough in Garage	116,328.00	sqft	1.072	/sqft	124,720

	Plumbing					124,720
	116,328.00 Labor hours

	MECHANICAL					124,720
	116,328.00 Labor hours

16000 ELECTRICAL

16100	Electrical
—	Electrical Systems Rough In Garage	116,328.00	sqft	0.96	/sqft	111,510

	Electrical					111,510
	116,328.00 Labor hours

	ELECTRICAL					111,510
	116,328.00 Labor hours

	01 Foundation GMP					9,173,769
	306,583.563 Labor hours
	11,847.84 Equipment hours

FOUNDATION GMP

PPD HeadQuarter Building

Wilmington, NC

April 28, 2005

PPD Corporate HeadQuarters

Wilmington, NC Summaries and Priorities

Executive Summary

This GMP for the Foundation Package is the first of three GMP’s that will be produced to complete the project. It is based upon the Parking Deck CD documents dated April 14, 2005 and the qualifications presented in this GMP proposal. The GMP cost of $8,665,592 or $74.38/sf is based upon 116,506sf of Parking Deck including contingency. Scope not covered in this GMP will be pick-up in the Shell and Core or Tennant GMP’s

Our GMP does not include any monies for cost impacts or delays incurred for soil and water issues encountered.

The Foundation GMP is a limited scope of work and is intended to only be for the following scope of work

Excavation and backfill required for foundation

Concrete foundation and elevated slab up to but not including elevation 37

Ebeds, raceways, under slab rough in required for foundation.

The foundation GMP does not include the following:

Site Work other than garage excavation for Phase 1 or 2

Unit Masonry

Metal Fabrication, Metal Stairs, Rails or Grating

Steel Doors or Frames

Overhead Coiling Grills

Door Hardware

Glazing

Parking Control Equipment

Loading Dock Equipment

Elevators

Louvers

Any work not noted as specially included herein

In additions to the GMP there are other funding requirements that will require us to be released prior to the completion of the 2nd GMP on the Core and Shell. We ask that we be permitted to commit to contracts for those scopes of work, in addition to the GMP.

Foundation GMP	8,665,592
Precast Purchase	2,800,000
Long Lead Metals	1,000,000
Elevators	1,750,000
Glazing Purchase	7,708,064
Concrete Frame	8,763,724
Long Lead Mechanical Equipment	2,000,000
Long Lead Electrical Equipment	750,000
Total Requested funding	$33,437,380

PPD Corporate HeadQuarters

Wilmington, NC Summaries and Priorities

Bovis Lend Lease recommends a thorough review of this document by the Project Team. We have developed a project schedule that establishes a 20 month duration for the project, with no weather delays assuming a phased bid package approach and a 40 hour work week.

PPD Corporate HeadQuarters

Wilmington, NC Basis of Estimate

General Clarifications

The following definition represents the basis of our estimate. The estimated costs were developed based upon the Space Programming Report and Document drawings prepared to date by Cline Design Associates and Cooper Carry Inc. as indicated in the document log and the assumptions and clarifications updated under this section, along with project description and schedule data presented under other sections of this report.

1. Subcontractor bonds are included for all trades valued in excess of $100,000.

2. The pricing included does not anticipate any stoppage of construction work as a result of present PPD Operations. If interruptions in work are foreseeable with regards to interfacing with existing facilities or business decisions to perform only a portion of the work, a separate allowance will need to be defined.

3. We have included a 3% design contingency in this analysis.

4. It is understood that since the documents are not yet complete, the Owner, Architect and Bovis will work together to monitor completion of the design, in accordance with the intent and scope of the documents that form the basis of the budget. Should an increase in the budget be indicated due to deviations from such intent and scope during document completion, Bovis will recommend possible economies in order to protect the budget from increasing. If these economies are not accepted, the budget shall be increased to cover the increased cost and the associated General Conditions and Fee.

5. Any economies accepted by the Owner will also be accepted by the Architect and will be incorporated into the construction drawings and specifications as if they were part of the original design.

6. The GMF line item costs include items of work that will be subcontracted, as well as Bovis’ reimbursable costs. No guarantee exists on any separate line, Savings in any line item may be transferred to cover possible overruns of other line items.

7. The GMP is based on the premise that the design will meet alt codes, laws, ordinances, rules, and regulations in effect at the time that the budget was prepared. The budget shall be adjusted should any discrepancies between design and the aforementioned codes, laws or ordinances result in, or require, an increase in the Cost of the Work.

8. No testing is included.

9. The budget does not include Builders Risk insurance. General Liability insurance is included. The cost of a Payment and Performance Bond from Bovis Lend Lease is not included.

10. The budget includes a 12-month warranty of all work that begins the date of the temporary certification of occupancy or date of first service of equipment which ever comes first. Any extended warranties required by the Specifications will be exclusively managed by and contracted between the manufacturer/subcontractor and the Owner.

11. This proposal is based on mutually agreeable contract terms.

12. Sales Tax is included.

13. The additional cost for schedule compression, out-of-sequence operations, wage premiums for non-standard working timeframes, and associated operations are not included in the individual Trade Budget Estimates.

PPD Corporate HeadQuarters

Wilmington, NC Basis of Estimate

14. We have included the Town of Wilmington Building Permit Fee. All other fees and escrows are excluded and assumed budgeted separately by PPD.

15. No Costs is included for parking fees, shuttles or any other requirements due to lack of parking during normal work hours.

16. The following costs are not included in our estimate:

a.	Any Preconstruction costs

b.	Document Reproduction

c.	Security Systems

d.	FF&E

e.	Usage/Tap Fees

f.	Planning Fees

g.	Architectural Fees

h.	lmpact/Development Fees

Allowances:

1. Dewatering	$870,000
2. Excavation Support	$300,000
3. Under slab piping	$78,131
4. Utility Consumption	$25,000
5. Building Permit	$66,000

PPD Corporate HeadQuarters

Wilmington, NC Basis of Estimate

Assumptions and Clarifications

Building Area

	PPD
Mechanical	6,073.00
12	19,004.00
11	18,868.00
10	28,540.00
9	28,540.00
8	28,540.00
7	28,540.00
6	28,540.00
5	28,540.00
4	28,540.00
3	32,176,00
2	38,918.00
1	61,231,00
P2	25,490.00	40,059.00
P1	—	76,447.00

GSF Office Building	401,540.00	116,506.00	GSF Garage

Site

1.	The work included in this GMP is generally limited to Excavation of the Structure, Sheeting and Shoring of excavation, Concrete Frame to the top of the underside of elevation 37, Back fill of building, Mechanical & Electrical Sleeving, Mechanical and electrical path ways in concrete slab or under foundation slabs

2.	We have not included electrical duct banks.

3.	We have not included any work for Phase Two

4.	Excavation will be shored to prevent cave in by sheeting and shoring.

5.	Dewatering is included as an allowance.

6.	Due to the uncertainty of the Phase two site work we are not including any keystone retaining walls on the south side of the building at this time.

7.	We have included termite treatment for the slab on grade.

8.	We do not include any handling, treatment, or disposal of characteristically hazardous material, soil, water etc. or unsuitable material.

9.	We do not include excavation of rock, existing foundations, piping or other utility structures.

10.	We have included 5,225lnft of under slab drainage piping for an allowance of $78,131. This piping is not shown on the drawings.

PPD Corporate HeadQuarters

Wilmington, NC Basis of Estimate

Concrete

1.	We have assumed that concrete in the garage will not be architectural in nature and that the finish will be the natural finish that a grade b plywood will leave when the forms are pulled.(Class D Finish)

2.	We have provided a floor finish of between F(F) 20 and F(L) 25 in lieu of 1/8” tolerance in10’-0” or similar forms of measure.

3.	Curing of floor slabs will be with Kurex-DR VOX curing compound or equal in lieu of moisture cure.

4.	Formwork is based on use of 23/32” thick SB exterior grade plywood

5.	Rubbing cast-in-place concrete is excluded

6.	In exposed ceiling areas we are grinding only the plywood seams.

7.	We do not include the sealing of chamfered wall construction or control joints as Indicated on detail 4 on S0.1.

8.	Our GMP is based on using wood formed pans.

9.	Specification call for a class B finish on exposed concrete, pan slabs will be a Class D finish not class B.

10.	We have not included precast embeds.

11.	We have not included additional pricing for concrete referenced in email from Uzan and Case dated 4/25/05

Masonry

1.	All masonry walls in the garage will be priced under the Core and Shell GMP.

Miscellaneous Metals

1.	All metal stair will be priced under the Core and Shell GMP.

2.	We have included cable rail at the garage area ramps.

Woods and Plastics

1.	Not required.

Thermal and Moisture Protection

1.	We have included a waterproofing system for the foundation walls.

2.	No under slab waterproofing system is included. Section 5 & 6 on S0.2 are assumed to be in error.

Glass & Glazing

1.	All Doom and Frames will be priced in the Core and Shell GMP

2.	All glazing will be priced in the Core & Shell GMP.

PPD Corporate HeadQuarters

Wilmington, NC Basis of Estimate

3.	Overhead coiling doors will be priced in the Core and Shell GMP.

Finishes

1.	All Finishes will be priced in the Core And Shell GMP

2.	Specialties

1.	All specialties will be priced in the Core & Shell GMP.

Equipment

1.	The parking gate and controller will be priced in the Core & Shell GMP.

2.	Dock levelers will be priced in the Core & Shell GMP.

Furnishings

1.	Not Required.

Conveying:

1.	We assume the hydraulic elevator will be a hole less type not requiring a jack hole.

Mechanical:

1.	We have included an allowance of $124,720 for all Plumbing, HVAC & Sprinkler sleeving or embedded in walls columns or slabs, no other work has been included

Electrical:

1.	We have included an allowance of $111,510 electrical sleeving or conduit embedded in walls columns or slabs, no other work has been included.